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CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

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HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA INDIVIDUAL INSURANCE
BLOOMFIELD, CONNECTICUT           CORPORATE VARIABLE PRODUCTS SERVICE CENTER
                                  ROUTING S-324
                                  HARTFORD, CT 06152-2324
                                  (860)(726-7936)
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         THE CORPORATE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract ("Policy") offered in an individual form by Connecticut General Life Insurance Company ("the Company"). This Policy is intended to provide life insurance benefits. It allows flexible premium payments, a choice of underlying funding options, and a choice of three death benefit options. Its value will vary with the investment performance of the underlying funding options selected, as may the death benefit payable by the Company upon the death of the Insured. Policy values may be used to continue the Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered. Annuity settlement options equivalent to the Death Benefit are available for payment to the Beneficiary upon the death of the Insured.

    The Company offers sixteen funding vehicles under a Policy through the Separate Account, each a diversified open-end management investment company (commonly called a mutual fund) with a different investment objective: Alger American Fund -- Small Capitalization Portfolio, MidCap Growth Portfolio and Growth Portfolio; CIGNA Variable Products Group -- Money Market Fund and S&P 500 Index Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio and High Income Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio; Janus Aspen Series -- Short-Term Bond Portfolio and Worldwide Growth Portfolio; MFS-Registered Trademark- Variable Insurance Trust-Registered Trademark- -- MFS Emerging Growth Series and MFS Total Return Series; Templeton Variable Products Series Fund -- Templeton International Fund Class 1; OCC Accumulation Trust -- OCC Equity Portfolio, OCC Managed Portfolio and OCC Small Cap Portfolio.

    The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn interest at a rate equal to the lesser of 4% per year or the prevailing 30 day Treasury Bill Rate as of the last day of the preceding calendar month. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED: MAY 1, 1997
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                               TABLE OF CONTENTS
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Definitions.....................................           3
Highlights......................................           5
  Initial Choices...............................           5
  Charges and Fees..............................           5
The Company.....................................           6
The Variable Account............................           7
The Funds.......................................           7
  General.......................................          12
  Substitution of Securities....................          12
  Voting Rights.................................          12
  Fund Participation Agreements.................          12
Death Benefit...................................          13
    Death Benefit Options.......................          13
    Changes in Death Benefit Option.............          13
    Payment of Death Benefit....................          14
    Changes in Specified Amount.................          15
Premium Payments; Transfers.....................          15
    Premium Payments............................          15
    Allocation of Net Premium Payments..........          16
    Transfers...................................          16
Charges; Fees...................................          17
    Premium Load................................          17
    Policy Issue Fee............................          17
    Monthly Deductions..........................          17
    Administrative Fee..........................          18
    Transaction Fee for Excess Transfers........          18
    Mortality and Expense Risk Charge...........          18
    Surrenders During First Two Policy Years --
     Refund of Portion of Premium Load..........          18
The Fixed Account...............................          19
Policy Values...................................          19
    Accumulation Value..........................          19
    Variable Accumulation Unit Value............          20
    Surrender Value.............................          20
Surrenders......................................          20
    Partial Surrenders..........................          20
    Full Surrenders.............................          20

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    Deferral of Payment and Transfers...........          21
Lapse and Reinstatement.........................          21
    Lapse of a Policy...........................          21
    Reinstatement of a Lapsed Policy............          21
Policy Loans....................................          21
Settlement Options..............................          22
Additional Insurance Benefit....................          23
Other Policy Provisions.........................          23
    Issuance....................................          23
    Short-Term Right to Cancel the Policy.......          23
    Policy Owner................................          23
    Beneficiary.................................          23
    Right to Exchange for a Fixed Benefit
     Policy.....................................          24
    Incontestability............................          24
    Misstatement of Age.........................          24
    Suicide.....................................          24
    Nonparticipating Policies...................          25
Tax Matters.....................................          25
    Policy Proceeds.............................          25
    Taxation of the Company.....................          26
    Section 848 Charges.........................          26
Other Matters...................................          27
    Directors and Officers of the Company.......          27
    Distribution of Policies....................          27
    Changes of Investment Policy................          28
    Other Contracts Issued by the Company.......          28
    State Regulation............................          28
    Reports to Policy Owners....................          28
    Advertising.................................          29
    Legal Proceedings...........................          29
    Experts.....................................          29
    Registration Statement......................          29
    Financial Statements........................          30
Appendix 1......................................          56
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          56
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2
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DEFINITIONS

ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

ADDITIONAL INSURANCE BENEFIT: A benefit that can be added to the Policy to provide annually renewable term life insurance on the life of the Insured. This benefit is excluded from the specified amount when calculating the charges and fees for the Policy and when calculating the Guideline Annual Premium.

ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.

CASE: A group of Policies covering individuals with common employment or other relationship, independent of the Policies.

CERTIFICATE: The document which evidences the coverage of an Insured in a Case.

CODE: The Internal Revenue Code of 1986, as amended.

CORPORATE VARIABLE PRODUCTS SERVICE CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: CIGNA Individual Insurance, Corporate Variable Products Service Center, Routing S-324, Hartford, CT 06152-2324.

CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance." (See "Payment of Death Benefit").

COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full and overdue deductions.

DEATH BENEFIT OPTION: Any of three methods for determining the Death Benefit.

FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate equal to the lesser of 4% per year or the prevailing 30 day Treasury Bill Rate as of the last day of the preceding calendar month. Fixed Account assets are general assets of the Company held in the Company's General Account.

FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in the Company's General Account.

FUND(S): One or more of Alger American Fund -- Small Capitalization Portfolio, MidCap Growth Portfolio and Growth Portfolio; CIGNA Variable Products Group -- Money Market Fund and S&P 500 Index Fund; Variable Insurance Products Fund -- Equity-Income Portfolio and High Income Portfolio; Variable Insurance Products Fund II -- Investment Grade Bond Portfolio; Janus Aspen Series -- Short-Term Bond Portfolio and Worldwide Growth Portfolio; MFS-Registered Trademark-Variable Insurance Trust-Registered Trademark- -- MFS Emerging Growth Series and MFS Total Return Series; Templeton Variable Products Series Fund -- Templeton International Fund; OCC Accumulation Trust -- OCC Equity Portfolio, OCC Managed Portfolio and OCC Small Cap Portfolio. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.

GENERAL ACCOUNT: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.

GUIDELINE ANNUAL PREMIUM: The level amount of premium payment, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy, excluding any Additional Insurance Benefit, under guaranteed mortality and expense charges and an annual interest rate of 5%.

INSURED: The person on whose life the Policy is issued.

ISSUE AGE: The age of the Insured, to the nearest birthday, on the Issue Date.

ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

                                                                               3
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MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy
Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.

MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of the Premium Load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

OWNER: The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy. If no person is designated as Owner, the Insured will be the Owner.

PLANNED PREMIUM: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis.

POLICY: The life insurance contract described in this Prospectus, i.e., either an individual Policy or a Certificate evidencing an Insured's coverage in a Case under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

PREMIUM LOAD: An amount equal to 6.5% of each Premium Payment, plus 40% of the Premium Payment(s) in the first Policy Year up to one Guideline Annual Premium. In the event that the Specified Amount under a Policy is increased, other than through a change in the Death Benefit Option, Premium Load also includes an amount equal to 25% of the increase in the Guideline Annual Premium which will be deducted from Premium Payments received during the 12 months following the increase.

PREMIUM PAYMENT: A premium payment made under the Policy.

RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of (a) 10 days after the Policy is received by the Owner, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner or (c) 45 days after the application for the Policy is signed by the Owner.

SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Owner may choose to receive payments upon surrender of the Policy, through the attachment of a rider.

SPECIFIED AMOUNT: The amount (at least $50,000), including any additional Insurance Benefit, originally chosen by the Policy Owner, which is used in the determination of the Death Benefit, and which may be increased or decreased as described in this Prospectus. The Additional Insurance Benefit is excluded from the Specified Amount when calculating charges and fees for the Policy and when calculating the Guideline Annual Premium.

SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

SURRENDER VALUE: The amount an Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value plus any Premium Load credits if a surrender occurs within 24 months of issue. All of the Surrender Value may be applied to one or more of the Settlement Options.

VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

VARIABLE ACCOUNT: CG Corporate Insurance Variable Life Separate Account 02. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of the Company and are not chargeable with the general liabilities of the Company.

VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

HIGHLIGHTS

                    The Policy is a flexible premium variable life insurance policy. Its values may be accumulated on a fixed or variable basis or a combination of fixed and variable bases. The Policy's provisions may vary in some states.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, the Owner makes three important choices:

                    1) Selecting one of the three Death Benefit Options;
                    2) Selecting the amount of Premium Payments to make; and
                    3) Selecting how Net Premium Payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT
                    At the time of purchase, the Policy Owner (also called the "Owner" in this Prospectus) must choose among the three Death Benefit Options. The amount payable under any option will be determined as of the date of the Insured's death. Under the level Death Benefit Option, the Death Benefit will be the greater of the Specified Amount, or the Corridor Death Benefit. Under the "return of premium" Death Benefit Option, the Death Benefit payable will be the greater of the Specified Amount plus total Premium Payments made, or the Corridor Death Benefit. Under the varying Death Benefit Option, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or the Corridor Death Benefit (See "Death Benefit").
AMOUNT OF
PREMIUM PAYMENT
                    At the time of purchase, the Policy Owner must also choose the amount of premium to be paid. The Owner may vary Premium Payments to some extent and still keep the Policy in force. If the Policy lapses it may be reinstated (See "Lapse and Reinstatement"). Premium Payments are refundable during the Right-to-Examine Period.
SELECTION OF
FUNDING
VEHICLE(S)

                    The Policy Owner must choose how to allocate Net Premium Payments. Net Premium Payments allocated to the Variable Account may be allocated to one or more Sub-Accounts of the Variable Account, each of which invests in shares of a particular Fund. The Fixed Account may also be elected as an allocation option. The Initial Premium Payment will be allocated to CIGNA Variable Products Group's Money Market Fund of the Variable Account following the expiration of the Right-to-Examine Period as described in "Short-Term Right to Cancel the Policy" at page 23 of this Prospectus. Allocations to any Sub-Account or to the Fixed Account must be in whole percentages with a minimum of 10% each. The variable portion of a Policy is supported by the Fund(s) selected as funding vehicle(s). The portion of the Variable Account Value attributable to a particular Fund through the Sub-Account of the Variable Account is not guaranteed and will vary with the investment performance of that Fund.

CHARGES
AND FEES
                    There is a 6.5% premium load on all Premium Payments, and an additional 40% premium load on Premium Payments of up to One Guideline Annual Premium in the first Policy Year. In the event that the Specified Amount under a Policy is increased, other than through a change in Death Benefit Option, an additional 25% premium load on Premium Payments up to the increase in the Guideline Annual Premium will be deducted from premiums received during the 12 months following the increase, to the extent such Premium Payments are attributable to the increase in Specified Amount rather than to the previously existing Specified Amount. Of the 6.5% premium load, the Company estimates that 1.25% is for certain tax liabilities, 2.25% will be used for premium taxes, and 3.0% is for sales load. See "Charges; Fees -- Premium Load" at page 17 of this Prospectus.

                    Monthly deductions are made for the Cost of Insurance and any Additional Insurance Benefits.

                    A one-time policy issue charge of $250 and monthly deductions of $8 per month are also made for administrative expenses.

                                                                               5
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                    Daily charges from Variable Account Value and Fixed Account
                    Value are made for the mortality and expense risk, currently at the annual rate of .85% during the first ten Policy Years, .45% during the eleventh through fifteenth Policy Years, and .15% thereafter.

                    Daily charges from Variable Account Value and Fixed Account Value are made for administrative expenses, currently at the annual rate of .10% during the first ten Policy Years.

                    Investment results for each Sub-Account are affected by each Fund's daily charge for investment advisory fees; these charges vary by Fund and are shown at pp. 10-11 of this Prospectus.

                    A transaction fee of $25 is imposed for each partial surrender and for certain transfers in excess of four per Policy Year.

                    Interest is charged on Policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently .95% per year in the first ten Policy Years, .45% in Policy Years eleven through fifteen and .15% per year thereafter.


                    See also "Expense Data" at pages 10-11 of this Prospectus.

REDUCTION OF
CHARGES
                    This Policy is available for purchase by corporations and other groups or sponsoring organizations on a Case basis. The Company reserves the right to reduce premium loads or any other charges on certain Cases where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by the Company on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Policy Owners.

THE COMPANY

                    The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-7936. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    The Company markets the Policies through licensed insurance brokers and agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc.

                    The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted. A blanket bond for $100 million covers all of the officers and employees of the Company.

6
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THE VARIABLE
ACCOUNT

                    CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") was established pursuant to a February 23, 1996 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Variable Account. These assets are held for the Policies. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policies are general corporate liabilities of the Company. Any and all distributions made by the Funds with respect to shares held by the Variable Account will be reinvested in additional shares at net asset value. Deductions and surrenders from the Variable Account will, in effect, be made by surrendering shares of the Funds at net asset value. On each Valuation Day of each Fund, the Variable Account purchases or redeems Fund shares based on a netting of all transactions for that day. Shares of the Funds held in the Variable Account are held by the Company through an open account system, which makes unnecessary the issuance and delivery of stock certificates.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the Variable Account or the Company's management or investment practices or policies by the Commission. The Company does not guarantee the Variable Account's investment performance.

                    The Company has four other separate accounts registered as unit investment trusts with the Commission, two for the purpose of funding the Company's variable annuity contracts, and two for the purpose of funding other variable life insurance policies of the Company.

THE FUNDS

                    Each of the sixteen Sub-Accounts of the Variable Account is invested solely in the shares of one of the sixteen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of eight entities, all Massachusetts or Delaware business trusts. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to herein as the "Trusts."

                    The eight Trusts and their Investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038 and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;

                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc. and distributed by CIGNA Financial Advisors, Inc., 900 Cottage Grove Road, Hartford, CT 06152;

                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        Janus Aspen Series ("Janus Series"), managed and distributed by Janus Capital Corporation, 100 Fillmore Street, Suite 500, Denver, CO 80206-4923.

                        MFS-Registered Trademark- Variable Insurance
                        Trust-Registered Trademark- ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.

                        Templeton Variable Products Series Fund ("Templeton Trust"), International Fund managed by Templeton Investment Counsel, Inc., 500 E. Broward Blvd., Broward Financial Centre, Fort Lauderdale, FL 33394-3091; and distributed by Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030;

                    Three Funds of ALGER TRUST are available under the Policies:

                        Alger American Small Capitalization Portfolio; Alger American MidCap Growth Portfolio;
                        Alger American Growth Portfolio.

                    Two Funds of the CIGNA GROUP are available under the
                    Policies:

                        CIGNA VP Money Market Fund;
                        CIGNA VP S&P 500 Index Fund.

                    Two Funds of FIDELITY VIP are available under the Policies:

                        Equity-Income Portfolio ("Fidelity Equity-Income
                    Portfolio");
                        High Income Portfolio ("Fidelity High Income
                    Portfolio").

                    One Fund of FIDELITY VIP II is available under the Policies.

                        Investment Grade Bond Portfolio ("Fidelity VIP II Investment Grade Bond Portfolio").

                    Two Funds of JANUS ASPEN Series are available under the
                    Policies:

                        Short-Term Bond Portfolio;
                        Worldwide Growth Portfolio.

                    Two Funds of MFS Trust are available under the Policies:

                        MFS Emerging Growth Series;
                        MFS Total Return Series.

                    Three Funds of OCC Trust are available under the Policies:

                        OCC Equity Portfolio;
                        OCC Managed Portfolio;
                        OCC Small Cap Portfolio.

                    One Fund of the TEMPLETON TRUST is available under the
                    Policies:

                        Templeton International Fund.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 10 and 11 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (SMALL CAP STOCKS): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (SMALL CAP STOCKS):
                    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization is within the range of companies included in the S&P MidCap 400 Index.

                    ALGER AMERICAN GROWTH PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization is $1 billion or greater.

                    CIGNA VP MONEY MARKET FUND (MONEY MARKET): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

                    CIGNA VP S&P 500 INDEX FUND (LARGE CAP STOCKS): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.

                    FIDELITY VIP HIGH INCOME PORTFOLIO (HIGH YIELD BONDS): Seeks high current income by investing mainly in high-yielding debt securities with an emphasis on lower quality securities.

                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (LARGE CAP STOCKS):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (FIXED INCOME -- INTERMEDIATE TERM BONDS): Seeks as high a level of current income as is consistent with the preservation of capital in a broad range of investment grade fixed income securities.

                    JANUS ASPEN SERIES SHORT TERM BOND PORTFOLIO (FIXED INCOME -- SHORT TERM BONDS): Seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities.

                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO (INTERNATIONAL STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

                    MFS EMERGING GROWTH SERIES (LARGE CAP STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.

                    MFS TOTAL RETURN SERIES (BALANCED OR TOTAL RETURN): Seeks primarily to obtain above average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    OCC SMALL CAP PORTFOLIO (SMALL CAP STOCKS): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

                    OCC MANAGED PORTFOLIO (BALANCED OR TOTAL RETURN): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessment of relative investment values.

                    OCC EQUITY PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation through investment in a diversified portfolio of equity securities on the basis of a value oriented approach to investing.

                    TEMPLETON INTERNATIONAL FUND CLASS 1 (INTERNATIONAL STOCKS):
                    Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

                    The Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, MFS Total Return Series, MFS Emerging Growth Series, Janus Aspen Series Short Term Bond Portfolio, Janus Aspen Series Worldwide Growth Portfolio, OCC Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, and Templeton International Fund Class 1 portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the Individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first ten Policy Years. It currently declines to .45% per year in the eleventh Policy Year and to .15% in the sixteenth Policy Year. The Mortality and Expense Risk Charge is guaranteed not to exceed .90% per year. The Administrative Expense Charge shown is the currently charged rate during the first ten Policy Years. It is guaranteed not to exceed .30% per year. (Continued on Page 11)

                                   FEE TABLE

                                                                                       FIDELITY VARIABLE INSURANCE
                                             ALGER AMERICAN FUNDS                             PRODUCTS FUNDS
                                 --------------------------------------------  --------------------------------------------
                                                    MIDCAP                                                    INVESTMENT
                                   SMALL CAP        GROWTH         GROWTH      HIGH INCOME   EQUITY- INCOME   GRADE BOND
                                   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                 --------------  -------------  -------------  ------------  -------------  ---------------
SEPARATE ACCOUNT ANNUAL
 EXPENSES
Mortality and Expense Risk
 Charge........................        0.85%          0.85%          0.85%          0.85%         0.85%           0.85%
Administrative Expense
 Charge........................        0.10%          0.10%          0.10%          0.10%         0.10%           0.10%
                                        ---            ---            ---            ---           ---             ---
TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES......................        0.95%          0.95%          0.95%          0.95%         0.95%           0.95%

FUND PORTFOLIO ANNUAL OPERATING
 EXPENSES
Management Fees................        0.85%          0.80%          0.75%          0.59%         0.51%(1)        0.45%
Other Expenses.................        0.03%          0.04%          0.04%          0.12%         0.07%           0.13%
                                        ---            ---            ---            ---           ---             ---
TOTAL FUND PORTFOLIO ANNUAL
 OPERATING EXPENSES............        0.88%          0.84%          0.79%          0.71%         0.58%           0.58%


                                  MFS-REGISTERED TRADEMARK-
                                      VARIABLE INSURANCE
                                 TRUST-REGISTERED TRADEMARK-
                                 ----------------------------
                                   EMERGING
                                    GROWTH      TOTAL RETURN
                                    SERIES         SERIES
                                 -------------  -------------
SEPARATE ACCOUNT ANNUAL
 EXPENSES
Mortality and Expense Risk
 Charge........................       0.85%          0.85%
Administrative Expense
 Charge........................       0.10%          0.10%
                                       ---            ---
TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES......................       0.95%          0.95%
FUND PORTFOLIO ANNUAL OPERATING
 EXPENSES
Management Fees................       0.75%          0.75%
Other Expenses.................       0.25%(2)       0.25%(2)
                                       ---            ---
TOTAL FUND PORTFOLIO ANNUAL
 OPERATING EXPENSES............       1.00%(3)       1.00%(3)


------------------------------
(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for the Equity Income Portfolio.

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

(3) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Emerging Growth Series and MFS Total Return Series would be 0.41% and 1.35% respectively and "Total Operating Expenses" would be 1.16% and 2.10% respectively. See "Information Concerning Shares of Each Series -- Expenses" in the applicable fund's prospectus.

    The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the administrative expense monthly deduction of $8 or the $250 policy issue charge. It also does not reflect premium loads, administrative charges for transfers and partial surrenders, and any policy loan interest. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                             FEE TABLE (CONTINUED)

                                                                            TEMPLETON
                                                                             VARIABLE
                                                                             PRODUCTS
                                                JANUS ASPEN SERIES        --------------
                OCC TRUST                  -----------------------------    TEMPLETON      CIGNA VARIABLE PRODUCTS
-----------------------------------------    WORLDWIDE                    INTERNATIONAL   --------------------------
  SMALL CAP      MANAGED        EQUITY        GROWTH        SHORT TERM         FUND       MONEY MARKET    S&P 500
  PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    BOND PORTFOLIO     CLASS 1          FUND       INDEX FUND
-------------  ------------  ------------  -------------  --------------  --------------  ------------  ------------
      0.85%          0.85%         0.85%         0.85%           0.85%           0.85%          0.85%         0.85%
      0.10%          0.10%         0.10%         0.10%           0.10%           0.10%          0.10%         0.10%
       ---            ---           ---           ---             ---             ---            ---         -----
      0.95%          0.95%         0.95%         0.95%           0.95%           0.95%          0.95%         0.95%

      0.80%          0.80%         0.80%         0.66%           0.47%           0.70%          0.35%         0.25%
      0.22%          0.10%         0.22%         0.14%           0.19%           0.18%          0.15%         0.00%
       ---            ---           ---           ---             ---             ---            ---         -----
      1.02%(4)       0.90%(4)       1.02%(4)       0.80%(5)        0.66%(5)        0.88%(6)       0.50%(7)       0.25%(7)

------------------------------
(4) The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed, Equity, and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, .10% and .90%, respectively, for the Managed Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio, and .80%, .31%, and 1.11%, respectively, for the Equity Portfolio.

(5) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.77%, 0.14%, and 0.91% for the Worldwide Growth Portfolio and 0.65%, 0.19% and 0.84% for the Short-Term Bond Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days notice to the Trustees.

(6) Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective on May 1, 1997. See fund prospectus for details. Actual management fees and total fund operating expenses before May 1, 1997 were lower.

(7) The Funds' investment adviser has voluntarily agreed to waive such portion of its management fee as is necessary to cause the Total Fund Portfolio Annual Expenses of the Fund not to exceed .50% of the Money Market Fund's average daily net asset value and .25% of the S&P 500 Index Fund's average daily net asset value. If this is not sufficient to cause the Total Fund Portfolio Annual Expenses of the VP Money Market Fund and VP S&P 500 Index Fund not to exceed the applicable percentage of average daily net asset value, the adviser has agreed to pay such other expenses of the Funds as is necessary to keep Total Fund Portfolio Annual Expenses from exceeding the applicable percentage. This arrangement will continue in effect until May 1, 1998 and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are waived by the adviser, or expenses of a Fund are paid by the adviser, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of the Fund are no longer paid. Total Fund Portfolio Annual Expenses would have been 1.53% and 0.64% for VP Money Market and VP S&P 500 Index Fund, respectively, prior to reimbursement by the adviser.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments").

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products, and with both the separate accounts of the Company and those of other life insurance companies. Nevertheless, the Series Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    The Company has entered into agreements with the various Trusts and their advisers or distributors under which the Company makes the Funds available under the Policies and performing certain administrative services. In some cases, the advisers or distributors may compensate the Company therefor.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Three different Death Benefit Options are available. The amount payable under each option will be determined as of the date of the Insured's death. Option B will be in effect unless Option A or Option C has been elected in the application for the Policy or unless a change has been allowed.

                    Under OPTION A the Death Benefit will be the greater of the Specified Amount (a minimum of $50,000 as of the date of this Prospectus) plus the Accumulation Value, or the Corridor Death Benefit. Option A provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under OPTION B the Death Benefit will be the greater of the Specified Amount or Corridor Death Benefit. Option B provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION C, the Death Benefit will be the greater of the Specified Amount plus Premium Payments made, or the Corridor Death Benefit. Option C provides a Death Benefit which increases based on Premium Payments.

                    Under each of Option A, Option B, and Option C the amount payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to the Corporate Variable Products Service Center in form satisfactory to the Company, subject to the following conditions:

                    - The change will take effect on the Monthly Anniversary Day following the date of receipt of the request.

                    - No change in the Death Benefit Option may reduce the Specified Amount below $50,000.

                    - For changes from Option B to Option A, the new Specified Amount will equal the Death Benefit less the Accumulation Value at the time of the change.

                    - For changes from Option B to Option C, the new Specified Amount will equal the Death Benefit less premiums paid at the time of the change.

                    - For changes from Option A to Option B, the new Specified Amount will equal the Death Benefit at the time of the change.

                    - For changes from Option A to Option C, the new Specified Amount will equal the Death Benefit less premiums paid at the time of the change.

                    - For changes from Option C to Option A, the new Specified Amount will equal the Death Benefit less the Accumulation Value at the time of the change.

                    - For changes from Option C to Option B, the new Specified Amount will equal the Death Benefit at the time of the change.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Corporate Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under
                    Section 7702 of the Internal Revenue Code of 1986, as amended. At the time of purchase, the Owner must choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance Policy to meet minimum ratios of life insurance coverage to Accumulation Value ("Applicable Percentages").

                    The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 150% at Attained Age 55, 120% at Attained Age 65 and 101% at Attained Age 94 and above. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. Applicable Percentages under the Cash Value Accumulation Test for Non-Smokers decrease over time from 727% at Attained Age 20, to 378% at Attained Age 40, and to 101% at Attained Age 100.

                    See also "Tax Matters" at pages 25-27 of this Prospectus.

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Corporate Variable Products Service Center in form satisfactory to the Company.

                    Changes in the Specified Amount are subject to the following conditions:

                    - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                    - An increase in the Specified Amount, other than through a change in the Death Benefit Option, will result in an additional 25% Premium Load on Premium Payments up to the increase in the Guideline Annual Premium on Premium Payments received during the 12 months following the increase, to the extent such Premium Payments are attributable to the increase in Specified Amount rather than to the previously existing Specified Amount.

                    - No decrease may reduce the Specified Amount to less than $50,000.

                    - No decrease may reduce the Specified Amount below the minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM
PAYMENTS;
TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Surrender Value. The Company reserves the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to the Corporate Variable Products Service Center and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($500 minimum) in addition to Planned Premiums.

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                    - Evidence of insurability may be required if the Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                    - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, the Company will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                    - If there is any Policy indebtedness, any additional Net Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account cannot be less than 10% of the Net Premium Payment, and must be in whole percentages. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the CIGNA VP Group Money Market Fund of the Variable Account, and earnings will be credited from the later of the Issue Date or the date the Premium Payment was received. The Company will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner after expiration of the Right-to-Examine Period as described under "Short-Term Right to Cancel the Policy" at page 23 of this Prospectus.

                    Unless the Company is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    The allocation for future Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after the Company receives the notice of the new allocation. Any new allocation must allocate a minimum of 10% to any single funding vehicle and must be expressed in whole percents.

                    TRANSFERS

                    Values may, at any time, be transferred ($500 minimum) from one Sub-Account to another. Within the 30 days prior to each Policy Anniversary, the Owner may also transfer a portion of one or more Sub-Accounts to the Fixed Account. Transfers from the Fixed Account are allowed in the 30-day period following a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Corporate Variable Products Service Center. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. If the Fixed Account Value as of any Policy Anniversary is less than $5,000, however, this condition will not apply. The Company may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to four transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers must be made in writing unless other arrangements have been previously approved by the Company. A charge of $25 may be imposed for the fifth and succeeding transfers in any Policy Year.

                    Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Corporate Variable Products Service Center. Transfer requests must be received by the Corporate Variable Products Center by 4:00 Eastern Time in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-11 of this Prospectus.

                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

CHARGES;
FEES

                    PREMIUM LOAD

                    A deduction of 6.5% from every Premium Payment will be made to cover the premium load. An additional 40% on Premium Payments up to one Guideline Annual Premium will be deducted in the first Policy Year. In the event that the Specified Amount under a Policy is increased, other than through a change in the Death Benefit Option, an additional 25% Premium Load on Premium Payments up to the increase in the Guideline Annual Premium will be deducted from Premium Payments received during the 12 months following the increase, to the extent such Premium Payments are attributable to the increase in Specified Amount rather than to the previously existing Specified Amount. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The Company estimates that 2.25% of this deduction will be used for premium taxes, which may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. The Company estimates 1.25% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 3.0% of the deduction (plus 40% of up to one Guideline Annual Premium during the first Policy Year) is for sales load. There is no deferred sales charge. The sales load will not exceed maximum sales charges permitted under the 1940 Act.

                    POLICY ISSUE FEE

                    A one-time policy issue fee of $250 is deducted from the Accumulation Value for a portion of the Company's administrative expenses.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction of $8 is made from the Net Accumulation Value for administrative expenses. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed the Company's costs.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, years since issue and risk class (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by subtracting the Accumulation Value at the previous Monthly Anniversary Day from the Death Benefit at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Table-B, Age Nearest Birthday (1980 CSO).

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    ADMINISTRATIVE FEE

                    For administrative costs a daily deduction, currently equivalent to .10% per year during the first ten Policy Years, is made from amounts held in the Variable Account and the Fixed Account. This deduction is guaranteed not to exceed .30% per year.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of four during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .85% per year during the first ten Policy Years, .45% per year during the eleventh through fifteenth Policy Years and .15% thereafter, is made from amounts held in the Variable Account and the Fixed Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDERS DURING FIRST TWO POLICY YEARS -- REFUND OF PORTION OF PREMIUM LOAD

                    If the Policy is fully surrendered during the first 12 months after issue a credit will be paid equal to 100% of all Premium Loads previously deducted in excess of 3.5% of all premiums paid. If the Policy is fully surrendered during the months 13 through 24, the credit will equal 50% of all Premium Loads previously deducted in excess of 3.5% of all premiums paid.

                    In no event, however, in the event of a Policy surrender during the first two Policy Years, will the Aggregate Premium Load retained by the Company for sales and promotional expense exceed 30% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 10% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 9% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. Any surrenders may result in tax implications. See "Tax Matters".

                    Based on its actuarial determination, the Company is not certain whether the Premium Load, the policy issue fee and the monthly administrative expense deduction will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of the Company, which supports insurance and annuity obligations.

THE FIXED
ACCOUNT

                    The Fixed Account is funded by the assets of the Company's General Account. Amounts held in the Fixed Account will be credited with interest at rates declared by the Company from time to time. The minimum rate which will be credited is the lesser of 4% per year or the prevailing 30 day Treasury Bill Rate as of the last day of the preceding calendar month.

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE 1940 ACT. THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Corporate Variable Products Service Center (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the current period for the appropriate Sub-Account. The Net Investment Factor is determined separately for each Sub-Account by dividing (a) by (b) and subtracting (c) from the results where (a) equals the net asset value per share of the Fund held in the Sub-Account at the end of a Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus taxes or provisions for taxes, if any, attributable to the operation of the Sub-Account during the Valuation Period; (b) equals the net asset value per share of the Fund held in the Sub-Account at the beginning of that Valuation Period, and
                    (c) is the daily charge for mortality and expense risk plus the daily fee for administration multiplied by the number of days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options available through a rider attached to the Policy.

SURRENDERS

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to the Corporate Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Net Accumulation Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For Option B and C Policies (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option A Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $50,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and the Company agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. The Company will pay the Surrender Value next computed after receiving the Owner's written request at the Corporate Variable

                    Products Service Center in a form satisfactory to the Company. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payments or transfers interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                    LAPSE OF A POLICY

                    If there have been any loans or partial surrenders, and depending on the investment performance of the funding options, the Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary. The Policy may lapse unless there is sufficient Surrender Value to cover the Monthly Deduction.

                    A lapse occurs if a Monthly Deduction is greater than the Surrender Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY


                    The Owner can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, the Company will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus twelve additional Monthly Deductions.


POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to the Company. The loan may be for any amount up to 90% of the then current Net Accumulation Value. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless the Company is instructed otherwise in writing at the Corporate Variable Products Service Center.

                    Interest on loans will accrue at an annual rate of 5%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the net interest will be withdrawn proportionately from the values in each funding option.

                    The Company will credit interest on the Loan Account Value. During the first ten Policy Years, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus .95% (guaranteed not to exceed 1.2%). Beginning with the eleventh Policy Year, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .45% annually (guaranteed not to exceed 1.2%), and beginning with the sixteenth Policy Year, .15% annually (guaranteed not to exceed 1.2%). In no case will the annual credited interest rate be less than 3.8%.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. However, the Company maintains the right to require that amounts loaned from the Fixed Account be allocated to the Fixed Account upon repayment. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive, upon election by the Owner of one of the Settlement Options available through the addition of a rider.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to the Company, and will take effect upon its receipt at the Corporate Variable Products Service Center. Payments after the first payment will be made on the first day of each month.

                    FIRST OPTION -- Payments for a stated number of years.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for a specified number of months;

                    THIRD OPTION -- Payment of interest annually on the sum left with the Company at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    FOURTH OPTION -- Installments of specified amounts payable until the proceeds with any interest thereon are exhausted.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by the Company at the time the request is made.

ADDITIONAL INSURANCE BENEFIT

                    The Policy can be issued with an Additional Insurance Benefit as a portion of the total Death Benefit. The benefit provides annually renewable term life insurance on the life of the Insured. This benefit is excluded from the Specified Amount when calculating the charges and fees for the Policy and when calculating the Guideline Annual Premium.

                    The cost of the benefit is added to the Monthly Deduction, and is dependent on the attained age, years since issue, risk class and gender classification. The Company may adjust the monthly benefit rate from time to time, but the rate will never exceed the guaranteed cost of insurance rate for the benefit for that Policy Year.

                    The benefit provides a vehicle for a Policy Owner to increase the insurance protection under the Policy.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 75.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy and notice of withdrawal right are received, unless otherwise stipulated by state law requirements, or within 45 days after the application for the Policy is signed, whichever occurs later. The Initial Premium Payment made when the Policy is issued will be held in the CIGNA VP Money Market Fund of the Variable Account and not allocated to any other Variable Sub-Accounts even if the Policy Owner may have so directed until the latest of (a) the fifteenth day after the Policy and notice of withdrawal right are mailed to the Owner, if the state law Right-to-Examine Period is 10 days after the Policy and notice of withdrawal right are received by the Owner (the twenty-fifth day, if the state law Right-to-Examine Period is 20 days, or the thirty-fifth day, if the state law Right-to-Examine Period is 30 days), or (b) the forty-sixth day after the application for the Policy is signed by the Owner. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to the Company and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a flexible premium adjustable life insurance policy then being offered by the Company's Corporate Insurance Department. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Issue Date and Issue Age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    INCONTESTABILITY

                    The Company will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE

                    The Company will adjust the Death Benefit and Accumulation Value if the Insured's age has been misstated. The adjustment process will recalculate all such benefits and values to the amount that would have been calculated using the rates that were in effect at the time of each monthly anniversary. The process will begin with the recalculation based on the rates in effect on the Issue Date. Each succeeding recalculation will be based on the rates in effect on the corresponding monthly anniversary.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

TAX MATTERS

                    The following discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

                    POLICY PROCEEDS

                    Section 7702 of the Code provides a definition of a life insurance policy for federal tax purposes. This definition can be satisfied by complying with either the cash value test or the guideline premium test set forth in Section 7702. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code. However, if a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not afford the tax advantage normally provided by a life insurance policy.

                    A life insurance policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under the Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code. Because the Policy provides for flexible Premium Payments, the Company will monitor whether additional Premium Payments or other changes result in a Policy's becoming a modified endowment contract.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Treasury regulation 1.817-5 issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. Generally, no more than 55 percent of the value of the total assets may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. U.S. Treasury Securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    A total surrender or termination of the Policy by lapse, a change in the Specified Amount, payment of Additional Premiums, a Policy Loan, a change in Death Benefit Option, the exchange of a Policy for a fixed-benefit policy, or the assignment of a Policy may have adverse tax consequences. If the amount received by the Policy Owner upon surrender or termination plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF THE COMPANY

                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable directly to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The premium load is assessed to cover state taxes, federal income tax liabilities and a portion of the sales expenses incurred by the Company. The Company estimates that the portion of the premium load other than for sales expenses is made up of 2.25% for state taxes and 1.25% for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs. The 1.25% charge for federal income tax liabilities is reasonable in relation to the Company's increased taxes under this Section of the Code.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY

                    The following persons are Directors and Officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company or its affiliates for more than five years except Mr. Jones, Mr. Pacy and Dr. Schaffer. Prior to February 1994, Mr. Jones was Executive Vice President, Chief Administrative Officer, Chief Operating Officer and Director, NAC Re Corporation and NAC Reinsurance Corporation (Chief Operating Officer of NAC Re Corporation beginning June 1993). Prior to January 1995, Mr. Pacy was Senior Manager-IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty.

                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                   WITH THE COMPANY
------------------------------  ------------------------------------
Thomas C. Jones                 President
                                (Principal Executive Officer)
Bradley K. Miller               Assistant Vice President and Actuary
                                (Principal Financial Officer)
Robert Moose                    Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Arthur C. Reeds, III            Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President
Marc L. Preminger               Director, Senior Vice President and
                                Chief Financial Officer

                    DISTRIBUTION OF POLICIES

                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), whose address is 900 Cottage Grove Road, Bloomfield, Connecticut. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts and for a registered separate account of CIGNA Life Insurance Company, a wholly-owned subsidiary of the Company.

                    Gross first year commissions paid by the Company, on the sale of the Policies will not exceed 40% of one Guideline Annual Premium, plus 3% of any Premium Payment in excess of the Guideline Annual Premium. Gross renewal commissions paid by the Company will not exceed 3% of Premium Payments, plus 25% of any increase in Guideline Annual Premium.

                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds to the extent required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

                    EXPERTS

                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Timothy J. Luedtke, FSA, 900 Cottage Grove Road, Hartford, CT 06152, as stated in the opinions filed as Exhibits to the Registration Statement given on the authority of Mr. Luedtke as an expert in actuarial matters. An actuarial opinion regarding the representativeness of illustrations in this Prospectus has been rendered by Ian Glew, FSA, MAAA, 900 Cottage Grove Road, Hartford, CT 06152, as stated in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in actuarial matters.
                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., Chief Counsel, CIGNA Individual Insurance, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.
                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Prospectus as well as the Statement of Assets and Liabilities of the Variable Account at December 31, 1996 and the Statement of Operations and the Statement of Changes in Net Assets for the period ended December 31, 1996 have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FINANCIAL STATEMENTS

                    There follow the consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1995 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1996, 1995 and 1994. They should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                    There also follow the Statement of Assets and Liabilities of the Variable Account at December 31, 1996 and related Statement of Operations and Statement of Changes in Net Assets for the period ended December 31, 1996. The Variable Account commenced operation on December 24, 1996.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1996
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475    $     160     $      --    $     635
State and local government bonds.................         174           13            (4)         183
Foreign government bonds.........................         121            6            --          127
Corporate securities.............................      13,310          742          (148)      13,904
Asset-backed securities..........................       5,802          226           (61)       5,967
-----------------------------------------------------------------------------------------------------
Total............................................   $  19,882    $   1,147     $    (213)   $  20,816
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503    $     300     $      --    $     803
State and local government bonds.................         207           24            (1)         230
Foreign government bonds.........................         131            9            (1)         139
Corporate securities.............................      13,773        1,427           (73)      15,127
Asset-backed securities..........................       5,533          371           (41)       5,863
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,147    $   2,131     $    (116)   $  22,162
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Corporate Insurance Variable Life Separate Account 02

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CIGNA Variable Products Group -- CIGNA Variable Products Money Market Fund (constituting the CG Corporate Insurance Variable Life Separate Account 02, hereafter referred to as "the Account") at December 31, 1996, the results of operations and the changes in net assets for the period December 24, 1996 (inception) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

CIGNA VARIABLE PRODUCTS MONEY MARKET FUND SUB-ACCOUNT
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
ASSETS:
Investment in CIGNA Variable
 Products Money Market Fund at
 value........................  $   611,191
Receivable for fund shares
 sold.........................           64
                                -----------
  Total assets................      611,255
                                -----------
LIABILITIES:
Payable to Connecticut General
 Life Insurance Company.......           64
                                -----------
  Total liabilities...........           64
                                -----------
  Net assets..................  $   611,191
                                -----------
                                -----------
Accumulation units
 outstanding..................       61,064
Net asset value per
 accumulation unit............  $ 10.008961
STATEMENT OF OPERATIONS
PERIOD FROM DECEMBER 24, 1996* TO DECEMBER
31, 1996
INVESTMENT INCOME:
Dividends.....................  $       675

EXPENSES:
Mortality and expense risk and
 administrative charges.......          112
                                -----------
  Net investment income.......          563
                                -----------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....  $       563
                                -----------
                                -----------

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM DECEMBER 24, 1996* TO DECEMBER 31, 1996
OPERATIONS:
Net investment income...........................................................  $      563
                                                                                  ----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium loads......................................     621,412
Participant withdrawals.........................................................     (10,784)
                                                                                  ----------
  Net increase from participant transactions....................................     610,628
                                                                                  ----------
    Total increase in net assets................................................     611,191
                                                                                  ----------
NET ASSETS:
Beginning of period.............................................................          --
                                                                                  ----------
End of period...................................................................  $  611,191
                                                                                  ----------
                                                                                  ----------
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN UNITS):
Participant deposits............................................................      62,141
Participant withdrawals.........................................................      (1,077)
                                                                                  ----------
  Net increase in units from participant transactions...........................      61,064
                                                                                  ----------
                                                                                  ----------

* Date deposits first received.

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION
    CG Corporate Insurance Variable Life Separate Account 02 (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of sixteen portfolios (mutual funds) of eight diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

ALGER AMERICAN FUND: --
              Alger American Small Capitalization Portfolio*
              Alger American MidCap Growth Portfolio*
              Alger American Growth Portfolio*
CIGNA VARIABLE PRODUCTS GROUP: --
              CIGNA Variable Products Money Market Fund
              CIGNA Variable Products S&P 500 Index Fund*
FIDELITY VARIABLE INSURANCE PRODUCTS FUND: --
              Equity-Income Portfolio*
              High Income Portfolio*
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II: --
              Investment Grade Bond Portfolio*
JANUS ASPEN SERIES: --
              Short-Term Bond Portfolio*
              Worldwide Growth Portfolio*
MFS VARIABLE INSURANCE TRUST: --
              MFS Emerging Growth Series*
              MFS Total Return Series*
OCC ACCUMULATION TRUST: --
              OCC Equity Portfolio*
              OCC Managed Portfolio*
              OCC Small Cap Portfolio*
TEMPLETON VARIABLE PRODUCTS SERIES FUND: --
              Templeton International Fund*

* Not active. As of December 31, 1996, deposits not received.

2. SIGNIFICANT ACCOUNTING POLICIES
    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

  A. INVESTMENT VALUATION: Investments held by the sub-account are valued at the respective closing net asset value per share as determined by the mutual fund as of December 31, 1996.

  B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Dividend distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

  C. FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) attributable to the Account are not taxed.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

3. INVESTMENTS
    Total shares held and cost of investments at December 31, 1996 were:

----------------------------------------------------------------------------------------------
                                                                                     Cost Of
Sub-Account                                                           Shares Held  Investments
----------------------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund...........................     611,191    $ 611,191
----------------------------------------------------------------------------------------------

    Total purchases and sales of shares of the mutual fund, for the periods noted, amounted to:

-------------------------------------------------------------------------------------------------
Sub-Account                                         Period*                 Purchases     Sales
-------------------------------------------------------------------------------------------------
CIGNA Variable Products Money           December 24, 1996 to December 31,
 Market Fund........................                                 1996   $ 621,975   $  10,784
-------------------------------------------------------------------------------------------------

* Date deposits first received.

4. CHARGES AND DEDUCTIONS
    CG Life charges each variable sub-account for mortality and expense risks, a daily deduction, currently equivalent to .85% per year during the first ten policy years, .45% per year during the eleventh through fifteenth policy years and .15% thereafter.

    CG Life also charges each variable sub-account for administrative costs, a daily deduction, currently equivalent to .10% per year during the first ten policy years.

    CG Life deducts a premium load of 6.5% of each premium payment to cover sales loads, state taxes and federal income tax liabilities. An additional 40% on premium payments, up to one guideline annual premium, will be deducted in the first policy year. In the event that the specified amount under the policy is increased, other than a change in the death benefit option, an additional 25% premium load on premium payments up to the increase in the guideline annual premium will be deducted from premium payments received during the twelve months following the increase, to the extent such premium payments are attributable to the increase in specified amount rather than to the previously existing specified amount.

    CG Life charges a policy fee of $250 from the accumulation value for a portion of CG Life's administrative expenses.

    CG Life charges a monthly administrative fee of $8 per month. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, years since issue, risk classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

    CG Life charges a $25 transaction fee for each transfer between funding options in excess of four during the policy year. No transaction fee charges were paid to CG Life for the period from December 24, 1996 to December 31, 1996.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)
    The fees charged by CG Life for premium loads (deducted from premium payments), policy issue fees (deducted from the initial premium payment), administrative fees and cost of insurance, both of which are included in participant withdrawals, from the variable sub-account for the period noted, amounted to:

------------------------------------------------------------------------------------------------------
                                                                                             Cost of
                                                   Premium     Policy     Administrative    Insurance
Sub-Account                        Period*          Loads    Issue Fees        Fees         Deduction
------------------------------------------------------------------------------------------------------
                              December 24, 1996
CIGNA Variable Products       to
 Money Market Fund..........  December 31, 1996   $ 208,122   $   7,750      $     248      $   2,786
------------------------------------------------------------------------------------------------------

* Date deposits first received.

    CG Life will refund 60% of all premium loads previously deducted if a policy is surrendered during the first twelve months after issue. If a policy is surrendered during the months thirteen through twenty-four after issue, the refund will equal 30% of all premium loads previously deducted. For partial surrenders, a transaction charge of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. No premium load refunds or partial surrender transaction charges were paid by CG Life or to CG Life, respectively, attributable to the variable sub-accounts, for the period December 24, 1996 to December 31, 1996.

5. DISTRIBUTION OF NET INCOME
    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

6. DIVERSIFICATION REQUIREMENTS
    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the mutual fund manager, that the mutual funds satisfy the requirements of the regulations.

APPENDIX 1

ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance, assuming in separate illustrations both the Company's current charges and the Company's guaranteed charges under the Policies. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks and for administrative expenses. The administrative expense charge is currently at an annual effective rate of 0.10% of the daily net asset value of the Variable Account during the first ten Policy Years, and is guaranteed not to exceed 0.30% per year. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.85% of the daily net asset value of the Variable Account. After the Tenth Policy Year, the mortality and expense risk charge is reduced to 0.45% on an annual basis of the daily net assets of the Variable Account. After the Fifteenth Policy Year, the mortality and expense risk charge is further reduced to 0.15% on an annual basis of the daily net assets of the Variable Account. The mortality and expense risk charge is guaranteed not to exceed an annual effective rate of 0.90%. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.85% of the daily net asset value of the Variable Account.

Assuming current charges for administration and mortality and expense risks, gross annual rates of 0%, 6%, and 12% correspond to net experience at constant annual rates of -1.80%, 4.20% and 10.20% during the first ten policy years, constant annual rates of -1.30%, 4.70% and 10.70% during the eleventh through fifteenth policy years and constant annual rates of -1.00%, 5.00% and 11.00% thereafter. Assuming guaranteed charges for administration and mortality and expense risks, gross annual rates of 0%, 6% and 12% correspond to net experience at constant annual rates of -2.05%, 3.95% and 9.95% in all policy years.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 6.5% of each Premium Payment, plus an additional 40% of the first year's Premium Payments up to one Guideline Annual Premium.

The Surrender Values shown in the illustrations reflect the fact that the Company will refund a portion of the sales load for any Policy surrendered during the first two years.

In addition, the illustrations reflect the fact that the Company deducts an $8 monthly administrative charge at the beginning of each Policy Month, as well as an initial $250 policy issue charge.

Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,686      1,808       1,930      3,808      3,930       4,052
   2        10,117     500,000    500,000     500,000      5,396      5,875       6,370      6,531      7,010       7,505
   3        15,558     500,000    500,000     500,000      8,910      9,981      11,128      8,910      9,981      11,128
   4        21,270     500,000    500,000     500,000     12,223     14,119      16,228     12,223     14,119      16,228
   5        27,269     500,000    500,000     500,000     15,362     18,315      21,732     15,362     18,315      21,732
   6        33,567     500,000    500,000     500,000     18,342     22,586      27,697     18,342     22,586      27,697
   7        40,181     500,000    500,000     500,000     21,167     26,935      34,173     21,167     26,935      34,173
   8        47,125     500,000    500,000     500,000     23,852     31,380      41,229     23,852     31,380      41,229
   9        54,416     500,000    500,000     500,000     26,400     35,928      48,929     26,400     35,928      48,929
  10        62,072     500,000    500,000     500,000     28,805     40,577      57,336     28,805     40,577      57,336
  15       106,490     500,000    500,000     500,000     38,511     65,807     114,266     38,511     65,807     114,266
  20       163,180     500,000    500,000     500,000     39,924     90,705     205,622     39,924     90,705     205,622
  25       235,533     500,000    500,000     500,000     26,035    108,632     355,972     26,035    108,632     355,972
  30       327,876           0    500,000     656,119          0    112,468     620,332          0    112,468     620,332

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and administrative expense charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES

                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
                        -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%
                                 IN YEARS 1-10                       IN YEARS 1-10                       IN YEARS 1-10
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%
         ACCUMULATED            IN YEARS 11-15                      IN YEARS 11-15                      IN YEARS 11-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%       -2.05%     3.95%        9.95%
 YEAR     PER YEAR           IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1         4,935     500,000    500,000       500,000        639        727           816      2,761      2,849         2,938
   2        10,117     500,000    500,000       500,000      3,330      3,678         4,038      4,465      4,813         5,173
   3        15,558     500,000    500,000       500,000      5,843      6,620         7,453      5,843      6,620         7,453
   4        21,270     500,000    500,000       500,000      8,163      9,534        11,063      8,163      9,534        11,063
   5        27,269     500,000    500,000       500,000     10,290     12,416        14,884     10,290     12,416        14,884

   6        33,567     500,000    500,000       500,000     12,213     15,253        18,926     12,213     15,253        18,926
   7        40,181     500,000    500,000       500,000     13,905     18,008        23,181     13,905     18,008        23,181
   8        47,125     500,000    500,000       500,000     15,345     20,657        27,648     15,345     20,657        27,648
   9        54,416     500,000    500,000       500,000     16,505     23,162        32,321     16,505     23,162        32,321
  10        62,072     500,000    500,000       500,000     17,353     25,482        37,187     17,353     25,482        37,187

  15       106,490     500,000    500,000       500,000     16,157     33,103        64,481     16,157     33,103        64,481
  20       163,180     500,000    500,000       500,000      2,050     28,544        95,694      2,050     28,544        95,694
  25       235,533           0          0       500,000          0          0       125,367          0          0       125,367
  30       327,876           0          0       500,000          0          0       141,214          0          0       141,214

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET                    NET        NET                    NET        NET
          PREMIUMS      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,686      1,808       1,930      3,808      3,930       4,052
   2        10,117     500,000    500,000     500,000      5,396      5,875       6,370      6,531      7,010       7,505
   3        15,558     500,000    500,000     500,000      8,910      9,981      11,128      8,910      9,981      11,128
   4        21,270     500,000    500,000     500,000     12,223     14,119      16,228     12,223     14,119      18,228
   5        27,269     500,000    500,000     500,000     15,362     18,315      21,732     15,362     18,315      21,732

   6        33,567     500,000    500,000     500,000     18,342     22,586      27,697     18,342     22,586      27,697
   7        40,181     500,000    500,000     500,000     21,167     25,935      34,173     21,167     26,935      34,173
   8        47,125     500,000    500,000     500,000     23,852     31,380      41,229     23,852     31,380      41,229
   9        54,416     500,000    500,000     500,000     26,400     35,928      48,929     26,400     35,928      48,929
  10        62,072     500,000    500,000     500,000     28,805     40,577      57,336     28,805     40,577      57,336

  15       106,490     500,000    500,000     500,000     38,511     65,807     114,266     38,511     65,807     114,266
  20       163,180     500,000    500,000     500,000     39,924     90,705     205,622     39,924     90,705     205,622
  25       235,533     500,000    500,000     567,169     26,035    108,632     355,032     26,035    108,632     355,032
  30       327,876           0    500,000     847,694          0    112,468     593,185          0    112,468     593,185

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         4,935     500,000    500,000     500,000        639        727         816      2,761      2,849       2,938
   2        10,117     500,000    500,000     500,000      3,330      3,678       4,038      4,465      4,813       5,173
   3        15,558     500,000    500,000     500,000      5,843      6,620       7,453      5,843      6,620       7,453
   4        21,270     500,000    500,000     500,000      8,163      9,534      11,063      8,163      9,534      11,063
   5        27,269     500,000    500,000     500,000     10,290     12,416      14,884     10,290     12,416      14,884

   6        33,567     500,000    500,000     500,000     12,213     15,253      18,926     12,213     15,253      18,926
   7        40,181     500,000    500,000     500,000     13,905     18,008      23,181     13,905     18,008      23,181
   8        47,125     500,000    500,000     500,000     15,345     20,657      27,648     15,345     20,657      27,648
   9        54,416     500,000    500,000     500,000     16,505     23,162      32,321     16,505     23,162      32,321
  10        62,072     500,000    500,000     500,000     17,353     25,482      37,187     17,353     25,482      37,187

  15       106,490     500,000    500,000     500,000     16,157     33,103      64,481     16,157     33,103      64,481
  20       163,180     500,000    500,000     500,000      2,050     28,544      95,694      2,050     28,544      95,694
  25       235,533           0          0     500,000          0          0     125,367          0          0     125,367
  30       327,876           0          0     500,000          0          0     141,214          0          0     141,214

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER    ISSUE AGE 45
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,777      1,907       2,037      4,036      4,166       4,296
   2        10,771     500,000    500,000     500,000      5,677      6,185       6,709      6,885      7,393       7,917
   3        16,563     500,000    500,000     500,000      9,342     10,474      11,686      9,342     10,474      11,686
   4        22,645     500,000    500,000     500,000     12,781     14,780      17,003     12,781     14,780      17,003
   5        29,032     500,000    500,000     500,000     16,017     19,123      22,719     16,017     19,123      22,719

   6        35,737     500,000    500,000     500,000     19,067     23,522      28,893     19,067     23,522      26,893
   7        42,778     500,000    500,000     500,000     21,943     27,988      35,584     21,943     27,988      35,584
   8        50,171     500,000    500,000     500,000     24,656     32,534      42,856     24,656     32,534      42,856
   9        57,934     500,000    500,000     500,000     27,217     37,174      50,784     27,217     37,174      50,784
  10        66,084     500,000    500,000     500,000     29,621     41,906      59,433     29,621     41,906      50,433

  15       113,374     500,000    500,000     500,000     38,968     67,294     117,802     38,968     67,294     117,802
  20       173,729     500,000    500,000     500,000     39,065     91,518     211,210     39,065     91,518     211,210
  25       250,758     500,000    500,000     500,000     22,859    107,777     365,814     22,859    107,777     365,814
  30       349,070           0    500,000     677,652          0    109,058     638,736          0    109,058     638,736

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER    ISSUE AGE 45
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
                       --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000        268        349         431      2,528      2,608       2,690
   2        10,771     500,000    500,000     500,000      2,674      2,991       3,320      3,882      4,199       4,528
   3        16,563     500,000    500,000     500,000      4,860      5,563       6,319      4,860      5,563       6,319
   4        22,645     500,000    500,000     500,000      6,826      8,059       9,437      6,826      8,059       9,437
   5        29,032     500,000    500,000     500,000      8,549     10,448      12,657      8,549     10,448      12,657

   6        35,737     500,000    500,000     500,000     10,019     12,711      15,979     10,019     12,711      15,979
   7        42,778     500,000    500,000     500,000     11,207     14,812      19,381     11,207     14,812      19,381
   8        50,171     500,000    500,000     500,000     12,090     16,714      22,845     12,090     16,714      22,845
   9        57,934     500,000    500,000     500,000     12,628     18,366      26,337     12,628     18,366      26,337
  10        66,084     500,000    500,000     500,000     12,789     19,720      29,825     12,789     19,720      29,825

  15       113,374     500,000    500,000     500,000      7,196     20,595      46,444      7,196     20,595      46,444
  20       173,729           0    500,000     500,000          0      5,195      57,237          0      5,195      57,237
  25       250,758           0          0     500,000          0          0      46,542          0          0      46,542
  30       349,070           0          0           0          0          0           0          0          0           0

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return, Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER    ISSUE AGE 45
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET                    NET        NET                    NET        NET
          PREMIUMS      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%      -1.30%     4.70%      10.70%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%      -1.00%     5.00%      11.00%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,777      1,907       2,037      4,036      4,166       4,296
   2        10,771     500,000    500,000     500,000      5,677      6,185       6,709      6,885      7,393       7,917
   3        16,563     500,000    500,000     500,000      9,342     10,474      11,686      9,342     10,474      11,686
   4        22,645     500,000    500,000     500,000     12,781     14,780      17,003     12,781     14,780      17,003
   5        29,032     500,000    500,000     500,000     16,017     19,123      22,719     16,017     19,123      22,719

   6        35,737     500,000    500,000     500,000     19,067     23,522      28,893     19,067     23,522      28,893
   7        42,778     500,000    500,000     500,000     21,943     27,988      35,584     21,943     27,988      35,584
   8        50,171     500,000    500,000     500,000     24,656     32,534      42,856     24,656     32,534      42,856
   9        57,934     500,000    500,000     500,000     27,217     37,174      50,784     27,217     37,174      50,784
  10        66,084     500,000    500,000     500,000     29,621     41,906      59,433     29,621     41,906      58,433

  15       113,374     500,000    500,000     500,000     38,968     67,294     117,802     38,968     67,294     117,802
  20       173,729     500,000    500,000     500,000     39,065     91,518     211,210     39,065     91,518     211,210
  25       250,758     500,000    500,000     571,686     22,859    107,777     364,640     22,859    107,777     364,640
  30       349,070           0    500,000     864,277          0    109,058     608,995          0    109,058     608,995

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER    ISSUE AGE 45
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
                       --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%      -2.05%     3.95%       9.95%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000        268        349         431      2,528      2,608       2,690
   2        10,117     500,000    500,000     500,000      2,674      2,991       3,320      3,882      4,199       4,528
   3        16,563     500,000    500,000     500,000      4,860      5,563       6,319      4,860      5,563       6,319
   4        22,645     500,000    500,000     500,000      6,826      8,059       9,437      6,826      8,059       9,437
   5        29,032     500,000    500,000     500,000      8,549     10,448      12,657      8,549     10,448      12,657

   6        35,737     500,000    500,000     500,000     10.019     12,711      15,979     10,019     12,711      15,979
   7        42,778     500,000    500,000     500,000     11,207     14,812      19,381     11,207     14,812      19,381
   8        50,171     500,000    500,000     500,000     12,090     16,714      22,845     12,090     16,714      22,845
   9        57,934     500,000    500,000     500,000     12,628     18,366      26,337     12,628     18,366      26,337
  10        66,084     500,000    500,000     500,000     12,789     19,720      29,825     12,789     19,720      29,825

  15       113,374     500,000    500,000     500,000      7,196     20,595      46,444      7,196     20,595      46,444
  20       173,729           0    500,000     500,000          0      5,195      57,237          0      5,195      57,237
  25       250,758           0          0     500,000          0          0      46,542          0          0      46,542
  30       349,070           0          0           0          0          0           0          0          0           0

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed Fund total expenses of 0.85% per year. See "Expense Data" at pages 10-11 of this Prospectus.

      [LOGO]

                                                                   557003 (9/96)